UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 13, 2015

Akorn, Inc.

(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300

Lake Forest, Illinois 60045

(Address of principal executive offices)

(847) 279-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On November 13, 2015, Akorn, Inc. (the “Company” or “Akorn”) entered into (i) an ABL Consent Memorandum (the “ABL Consent”) in connection with its senior secured revolving credit facility made pursuant to that certain Credit Agreement, dated as of April 17, 2014, by and among the Company, as borrower, the other loan parties party thereto, Bank of America, N.A., Wells Fargo Bank, National Association, and JPMorgan Chase Bank, N.A., as lenders (the “ABL Lenders”) and JPMorgan Chase Bank, N.A. (“JPMCB”), in its capacity as administrative agent (as amended from time to time, the “ABL Credit Agreement”) and (ii) a Term Loan Consent Memorandum (the “Term Loan Consent”, and together with the ABL Consent, the “Consents”) relating to its senior secured term loan facility made pursuant to that certain Loan Agreement, dated as of April 17, 2014, by and among the Company, as borrower, the other loan parties party thereto, the lenders party thereto from time to time (the “Term Lenders” and, together with the ABL Lenders, the “Lenders”) and JPMCB, as administrative agent (as amended from time to time, the “Term Loan Agreement”).

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 19, 2015, the Company entered into consent memoranda with the requisite Term Lenders under the Term Loan Agreement (the “Existing Term Loan Consent”) and the requisite ABL Lenders under the ABL Credit Agreement (the “Existing ABL Consent”, and together with the Existing Term Loan Consent, the “Existing Consents”) in connection with the Company’s previously reported intention to restate certain financial statements. The Existing Consents waived, among other things, certain defaults or events of default that may have occurred or may occur as a result of (i) the anticipated restatements (the “Restatements”) of its consolidated financial statements for the fiscal year ended December 31, 2014, and the fiscal quarters ended June 30, 2014, and September 30, 2014 (collectively, the “Restated Financial Statements”) and (ii) certain delays in the Company’s delivery of financial statements to the Lenders and/or the filing of Quarterly Reports on Form 10-Q, in each case as a result of the Restatements. The Existing Consents required the Company to furnish the Lenders the required financial statements by no later than November 13, 2015.

In anticipation of the expiration of the Existing Consents, the Company entered into the Consents which, as described in greater detail below, provide consent waivers from the requisite Term Lenders under the Term Loan Agreement and the requisite ABL Lenders under the ABL Credit Agreement with respect to, among other things, certain defaults or events of default that may have occurred or may occur as a result of (i) the Restatements and (ii) certain delays in the Company’s delivery of financial statements to the Lenders and/or the filing of Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, in each case as a result of the Restatements.

ABL Consent

Pursuant to the ABL Consent, the requisite ABL Lenders under the ABL Credit Agreement have agreed to waive certain past, present or future Defaults and Events of Default (each as defined in the ABL Credit Agreement) that may have occurred or may occur, in each case, resulting from, among other things, (i) any of the Company’s financial statements that are the subject of the Restatements being incorrect, (ii) the Restatements, (iii) the failure to file certain Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Financials”) by the applicable deadlines established by the SEC, (iv) the failure to deliver certain financial statements by the applicable deadlines set forth in the ABL Credit Agreement or otherwise or (v) the failure to deliver notice to the ABL Lenders of any of the foregoing.

The ABL Consent requires the Company to provide to the ABL Lenders by no later than August 15, 2016 (a) the Restated Financial Statements, (b) condensed consolidated financial statements for the quarter ended March 31, 2015 (the “2015 Q1 Financials”), condensed consolidated financial statements for the quarter ended June 30, 2015 (the “2015 Q2 Financials”), condensed consolidated financial statements for the quarter ended September 30, 2015 (the “2015 Q3 Financials”) and condensed consolidated financial statements for the quarter ended December 31, 2015 (the “2015 Q4 Financials”, and together with the 2015 Q1 Financials, 2015 Q2 Financials and 2015 Q3 Financials, the “2015 Quarterly Financials”), (c) condensed consolidated financial statements for the fiscal year ended December 31, 2015 (the “2015 Annual Financials” and, together with the 2015 Quarterly Financials, the “2015 Financials”), and (d) condensed consolidated financial statements for the quarterly period ending March 31, 2016 (the “2016 Q1 Financials”, and together with the 2015 Financials and the Restated Financial Statements, the “Required Consent Financials”). The Consents provided by the ABL Lenders pursuant to the ABL Consent shall cease to be effective and an immediate event of default shall be deemed to have occurred if the Company fails to meet the foregoing deadline.

The Company has agreed to pay certain fees to the ABL Lenders party to the ABL Consent.

The foregoing summary description of the ABL Consent is qualified in its entirety by reference to the full text of the ABL Consent, which is attached as Exhibit 10.1 and incorporated by reference herein.

Term Loan Consent

Pursuant to the Term Loan Consent, the requisite Term Lenders under the Term Loan Agreement have agreed to waive certain past, present or future Defaults and Events of Default (each as defined in the Term Loan Agreement) that may have occurred or may occur, in each case, resulting from, among other things, (i) any of the Company’s financial statements that are the subject of the Restatements being incorrect, (ii) the Restatements, (iii) the failure to file certain Quarterly Reports on Form 10-Q and the 2015 Annual Financials by the applicable deadlines established by the SEC, (iv) the failure to deliver certain financial statements by the applicable deadlines set forth in the Term Loan Agreement or otherwise or (v) the failure to deliver notice to the Term Lenders of any of the foregoing.

The Term Loan Consent requires the Company to provide to the Term Lenders (a) the Restated Financial Statements, (b) the 2015 Financials and (c) the 2016 Q1 Financials by no later than August 15, 2016. The consents provided by the Term Lenders pursuant to the Term Loan Consent shall cease to be effective and an immediate event of default shall be deemed to have occurred if the Company fails to meet the foregoing deadline.

The Company has agreed to pay certain fees to the Term Lenders party to the Term Loan Consent, including by way of an increase in the applicable interest rate and additional potential increases in the applicable interest rate. From and after the first date on which the Restated Financial Statements, the 2015 Financials and the 2016 Q1 Financials have been delivered to the administrative agent under the Term Loan Agreement, the interest rate margins will be determined by reference to the Company’s public corporate family ratings. Depending upon such ratings, the margin will range from 3.25 to 4.50% for ABR Loans and 4.25 to 5.50% for Eurodollar Loans. Furthermore, in the event that, and for long as, the common equity interests of the Company are not listed on The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors), the applicable interest rate margins will increase by 0.50%. To the extent the loans under the Term Loan Agreement are refinanced within 12 months of the effectiveness of the Term Loan Consent with certain lower yielding indebtedness, a 1.00% prepayment fee will be payable.

The foregoing summary description of the Term Loan Consent is qualified in its entirety by reference to the full text of the Term Loan Consent, which is attached as Exhibit 10.2 and incorporated by reference herein.

This filing includes statements that may constitute "forward-looking statements", including the timing of filings of restated financials and periodic SEC filings, the Company’s ability to comply with the ABL Consent and the Term Loan Consent and the Company’s ongoing compliance with terms of its debt instruments and expenses associated with such efforts. Akorn cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Factors that could cause or contribute to such differences include, but are not limited to: the difficulty of predicting the timing of the completion of our restatement, its impact on our financial results, and the timing of the related filings discussed in this filing. These cautionary statements should be considered in connection with any subsequent written or oral forward-looking statements that may be made by the Company or by persons acting on its behalf and in conjunction with its periodic SEC filings. You are advised, however, to consult any further disclosures we make on related subjects in our reports filed with the SEC. Other factors besides those listed there could also adversely affect our results.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits. The following Exhibits are filed as part of this report:

Exhibit	Description
10.1	ABL Consent Memorandum, dated as of November 13, 2015, among Akorn, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
10.2	Term Loan Consent Memorandum, dated as of November 13, 2015, among Akorn, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AKORN, INC.

By:	/s/ DUANE A. PORTWOOD
Duane A. Portwood
Chief Financial Officer

Date: November 13, 2015